UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2026

CALAVO GROWERS, INC.

(Exact name of registrant as specified in its charter)

California	000-33385	33-0945304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 525-1245

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on January 14, 2026, Calavo Growers, Inc., a California corporation (“Calavo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Calavo, Mission Produce, Inc., a Delaware corporation (“Mission Produce”), Cantaloupe Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Mission Produce (“Merger Sub I”) and Cantaloupe Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Mission Produce (“Merger Sub II”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, (i) Merger Sub I will merge with and into Calavo (the “First Merger”), with Calavo surviving the First Merger as a wholly owned subsidiary of Mission Produce (the “Surviving Corporation”), and (ii) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving entity in the Second Merger and a wholly owned subsidiary of Mission Produce.

On March 9, 2026, Mission Produce filed a registration statement on Form S-4 (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a prospectus with respect to the shares of Mission Produce’s common stock to be issued in the First Merger and a joint proxy statement for Mission Produce’s stockholders and Calavo’s shareholders. On March 18, 2026, Mission Produce filed Amendment No. 1 to the Registration Statement. The Registration Statement was declared effective on March 20, 2026, and Mission Produce filed a final prospectus on March 20, 2026, and Calavo filed a definitive proxy statement on March 20, 2026 (together, the “Joint Proxy Statement/Prospectus”). Mission Produce commenced mailing the Joint Proxy Statement/Prospectus to its stockholders and Calavo commenced mailing the Joint Proxy Statement/Prospectus to its shareholders on or about March 25, 2026.

Mission Produce will hold a special meeting of its stockholders and Calavo will hold a special meeting of its shareholders on April 28, 2026, in connection with the transactions contemplated by the Merger Agreement as further described in the Joint Proxy Statement/Prospectus.

Litigation Related to the Mergers

Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, two lawsuits challenging the Mergers have been filed in the Supreme Court of the State of New York, County of New York (each, a “Lawsuit” and, collectively, the “Lawsuits”). The first Lawsuit, captioned Ryan Carroll v. Calavo Growers, Inc. et. al. (No. 651854/2026), was filed on March 26, 2026, and the second Lawsuit, captioned Keith Jones v. Calavo Growers, Inc. et. al. (No. 651855/2026), was filed on March 26, 2026. In addition, Calavo received demand letters from counsel for certain purported shareholders of Calavo, as applicable, that allege deficiencies and/or omissions in the Joint Proxy Statement/Prospectus (collectively, the “Demand Letters” and together with the Lawsuits, the “Matters”). The Matters each allege that, among other things, the Joint Proxy Statement/Prospectus contains certain disclosure deficiencies and/or incomplete information regarding the Mergers and seek additional disclosures to remedy these purported deficiencies. The Lawsuits additionally seek injunctive relief, rescission, damages and/or attorney’s fees and expenses. Calavo and Mission Produce each believe that the allegations in the Matters are without merit. There can be no assurances that additional lawsuits or additional demands will not be filed or made against Calavo and/or Mission Produce with respect to the Mergers. If this occurs, Calavo or Mission Produce may not announce them unless otherwise obligated.

Calavo and Mission Produce each believe that the disclosures set forth in the Joint Proxy Statement/Prospectus comply fully with applicable law and exchange rules and that no further disclosure beyond that already contained in the Joint Proxy Statement/Prospectus is required under applicable law or exchange rules. However, to avoid nuisance, cost and distraction, to preclude any efforts to delay the completion of the Mergers, and to provide additional information to their respective stockholders and shareholders, and without admitting any culpability, liability, wrongdoing or the relevance or materiality of that additional information, Calavo and Mission Produce are voluntarily supplementing the Joint Proxy Statement/Prospectus with the disclosures set forth below (the “Supplemental Disclosures”). The content or issuance of the Supplemental Disclosures is not an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures. To the contrary, Calavo and Mission Produce specifically deny all allegations in the Matters, including that any additional disclosure including the Supplemental Disclosures was or is required under applicable law.

Supplemental Disclosures to the Joint Proxy Statement/Prospectus

The Supplemental Disclosures should be read in connection with the Joint Proxy Statement/Prospectus, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Joint Proxy Statement/Prospectus. To the extent that information in the below Supplemental Disclosures differs from, or updates information contained in, the Joint Proxy Statement/Prospectus, the information in the below Supplemental Disclosures will supersede or supplement the information in the Joint Proxy Statement/Prospectus. The Joint Proxy Statement/Prospectus, its annexes, and the documents referenced, contained or incorporated therein are not modified, supplemented or amended in any way, other than as described in the below Supplemental Disclosures. For clarity, any new text contained in the restated paragraphs of the Joint Proxy Statement/Prospectus provided below is highlighted by bold, underlined text, and any deleted text is ~~bold and stricken-through~~.

1.	The third full paragraph on page 71 of the Joint Proxy Statement/Prospectus under the heading “The Mergers—Background of the Transaction” is hereby amended and supplemented as follows:

During the weeks of June 16 and 23, 2025, at the direction of the Calavo Special Transactions Committee, representatives of Jefferies engaged in correspondence with Bidder A, Mission Produce, Ms. Aslam’s affiliated investment firm and their respective financial advisors, including Evercore, regarding their expressions of interest, and distributed a draft non-disclosure agreement containing customary standstill provisions (including customary “fall-away” rights, but which did not contain “don’t ask, don’t waive” provisions) to each of them. Each of Bidder A, Mission Produce and Ms. Aslam executed a non-disclosure agreement with Calavo containing such provisions on June 24, 2025, June 25, 2025 and June 30, 2025, respectively.

2.

The disclosure under the heading “The Mergers–Opinion of Calavo’s Financial Advisor” is hereby amended by amending and replacing in its entirety the disclosure that begins with the first full paragraph on page 109 underneath the section titled “Selected Public Companies Analysis” and ends with “Selected Transactions Analysis” on page 111 of the Joint Proxy Statement/Prospectus with the following:

Selected Public Companies Analysis

Jefferies reviewed publicly available financial, stock market and operating information of Calavo and ~~the following~~ four selected publicly traded companies in the fresh produce industry that have financial and operating characteristics that Jefferies, in its professional judgment, considered generally relevant for purposes of its analysis, which are collectively referred to in this section as the “Jefferies Selected Companies”.~~:~~

•	~~Dole plc~~

•	~~Fresh Del Monte Produce Inc.~~

•	~~Limoneira Company~~

•	~~Mission Produce, Inc.~~

Jefferies reviewed, among other information and to the extent publicly available, EVs of the Jefferies Selected Companies, calculated as fully diluted equity values based on closing stock prices on January 13, 2026, plus total debt, capital leases, preferred equity and non-controlling interests, minus cash and cash equivalents, as a multiple of each company’s estimated adjusted earnings before interest, taxes, depreciation and amortization, as applicable (“Adjusted EBITDA”) for the Jefferies Selected Companies for the fiscal years 2025 and 2026, which Jefferies refers to as FY 2025E and FY 2026E, respectively. Financial data of the Jefferies Selected Companies were based on publicly available research analysts’ estimates, public filings and other publicly available information, and were calendarized where relevant to align with Calavo’s and Mission Produce’s common fiscal year end of October 31.

The selected companies and the financial data reviewed included the following:

Company	EV / FY2025E Adjusted EBITDA	EV / FY 2026E Adjusted EBITDA
Dole plc	5.5x	5.2x
Fresh Del Monte Produce Inc.	7.4x	6.9x
Limoneira Company	Not meaningful	33.7x
Mission Produce, Inc.	9.0x	9.1x

~~The financial data reviewed included the following:~~

~~Selected Public Companies Analysis~~

~~Financial Metric~~	~~Low~~	~~High~~
~~EV / FY 2025E Adjusted EBITDA~~	~~5.5x~~	~~9.0x~~
~~EV / FY 2026E Adjusted EBITDA~~	~~5.2x~~	~~33.7x~~

Jefferies applied a selected range of enterprise value to estimated Adjusted EBITDA multiples of 6.5x to 9.5x and 6.0x to 9.0x to corresponding data of Calavo based on the Calavo Forecasts furnished to Jefferies for estimated Adjusted EBITDA for FY 2025E and FY 2026E, respectively, to determine ranges of implied enterprise values for Calavo. Jefferies then added Calavo’s estimated net cash position of $54.6 million as of October 31, 2025 to calculate a range of implied equity values, and divided the result by the number of fully diluted shares of Calavo Common Stock outstanding of approximately 17.9 million as of January 13, 2026, each as provided by Calavo management, to calculate a range of implied per share equity values for Calavo. This analysis indicated the reference ranges of implied per share equity values set forth in the table below (rounded to the nearest $0.05), in each case as compared to the Merger Consideration of $27.00 per share on a VWAP basis, and $27.15 per share on a spot price basis.

Selected Public Companies Analysis

Financial Metric	Selected Multiple Range	Implied Per Share Equity Value Reference Range
EV / FY 2025E Adjusted EBITDA	6.5x – 9.5x	$17.80 - $24.55
EV / FY 2026E Adjusted EBITDA	6.0x – 9.0x	$20.10 - $28.50

No company utilized in the selected public companies analysis is identical to Calavo. In evaluating the selected public companies, Jefferies made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Calavo’s and Jefferies’ control.

3.

The disclosure under the heading “The Mergers–Opinion of Calavo’s Financial Advisor” is hereby amended by amending and replacing in its entirety the disclosure that begins with the first full paragraph on page 111 underneath the section titled “Selected Transactions Analysis” and ends with “Discounted Cash Flow Analysis” on page 112 of the Joint Proxy Statement/Prospectus with the following:

Selected Transactions Analysis

Jefferies reviewed publicly available financial, stock market and operating information of Calavo and company filings, definitive proxy statements, press releases and Wall Street research relating to ~~the following~~ seventeen historical M&A transactions, announced since September 2012, involving companies in the fresh produce industry that have financial and operating characteristics that Jefferies, in its professional judgment, considered generally relevant for purposes of its analysis, which are collectively referred to in this section as the “Jefferies Selected Transactions”~~:~~.

The selected transactions and the financial data reviewed included the following:

Selected Transactions Analysis

Announcement Date	Target	Acquiror	EV / LTM EBITDA
December 12, 2025	Safco	Unifrutti	N/A
August 5, 2025	Dole plc (Fresh Vegetables Division)	Arable Capital Partners, LLC	N/A
April 11, 2025	Greenyard NV	Deprez Family	4.6x
August 14, 2024	Cheney Bros, Inc.	Performance Food Group Company	13.0x
March 20, 2024	Agrovision	Aliment Capital / Investor Consortium	Confidential
February 27, 2024	Progressive Produce, LLC	Arable Capital Partners, LLC	N/A
January 26, 2024	Ingomar Packing Company, LLC	Kagome Co., Ltd	N/A
September 21, 2023	Costa Group Holdings	Paine Schwartz Partners	10.9x
December 22, 2022	Bollo International Fruits	The Natural Fruit Company (Fremman and GPF Capital)	10.0x
November 22, 2022	AgroFresh Solutions, Inc.	Paine Schwartz Partners	9.1x
February 17, 2021	Dole Food Company, Inc.	Total Produce plc	7.7x
October 31, 2019	Citri&Co	Miura Private Equity (Frutas)	Confidential
February 6, 2018	Mann Packing	Fresh Del Monte Produce	N/A
December 8, 2016	Fyffes plc	Sumitomo Corporation	10.8x
October 27, 2014	Chiquita Brands International plc	Grupo Cutrale / Safra Group	11.4x
August 12, 2013	Dole Food Co.	David H. Murdock	12.2x
September 17, 2012	Dole Food Co. (Worldwide Packaged Foods / Asia Fresh Produce)	Itochu Corporation	9.0x

~~Selected Transactions Analysis~~

~~Financial Metric~~	~~Low~~	~~Median~~	~~High~~
~~EV / LTM Adjusted EBITDA~~	~~4.6x~~	~~10.4x~~	~~13.0x~~

Jefferies applied a selected range of enterprise value to the LTM Adjusted EBITDA multiples derived from the Jefferies Selected Transactions analysis of 9.0x to 12.0x to the estimated LTM Adjusted EBITDA of Calavo for the twelve months ended October 31, 2025 to determine a range of implied enterprise values for Calavo. Jefferies then added Calavo’s estimated net cash position of $54.6 million as of October 31, 2025 to calculate a range of implied equity values, and divided the result by the number of fully diluted shares of Calavo Common Stock outstanding of approximately 17.9 million as of January 13, 2026, each as provided by Calavo management, to calculate a range of implied per share equity values. This analysis indicated the reference ranges of implied per share equity values set forth in the table below (rounded to the nearest $0.05), in each case as compared to the Merger Consideration of $27.00 per share on a VWAP basis, and $27.15 per share on a spot price basis.

Selected Transactions Analysis

Financial Metric	Selected Multiple Range	Implied Per Share Equity Value Reference Range
EV / LTM Adjusted EBITDA	9.0x – 12.0x	$23.45 – $30.05

No transaction utilized as a comparison in the Jefferies Selected Transactions analysis is identical to the Mergers. In evaluating the Mergers, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market, and financial conditions and other matters, many of which are beyond the control of Calavo and Jefferies.

4.

The disclosure under the heading “The Mergers–Opinion of Calavo’s Financial Advisor” is hereby amended by amending and replacing in its entirety the disclosure that begins with the first full paragraph on Page 112 underneath the section titled “Discounted Cash Flow Analysis” and ends with “Miscellaneous” on page 113 of the Joint Proxy Statement/Prospectus with the following:

Discounted Cash Flow Analysis

Jefferies performed a discounted cash flow analysis of Calavo by calculating the estimated present value of the stand-alone unlevered free cash flows that Calavo was forecasted to generate during the fiscal years ending October 31, 2026 through October 31, 2030, based on the Calavo Forecasts furnished to Jefferies. The terminal values of Calavo were calculated by applying a selected range of perpetuity growth rates of 2.0% to 3.0% to Calavo’s estimated terminal year unlevered free cash flows, based on the Calavo Forecasts furnished to Jefferies and per management guidance. The present values of the unlevered free cash flows and terminal values of Calavo were then calculated using a selected discount rate range of 9.50% to 10.50%, based on an estimate of Calavo’s weighted average cost of capital, to determine a range of implied enterprise values for Calavo. Jefferies then added Calavo’s estimated net cash position of $54.6 million as of October 31, 2025, to calculate a range of implied equity values, and divided the result by ~~the number~~ a range of fully diluted shares of Calavo Common Stock outstanding of approximately 18.1 million to 18.2 million as of January 13, 2026, each as provided by Calavo management, to calculate a range of implied per share equity values for Calavo. This analysis indicated a reference range of implied per share equity values of $33.65 to $41.80 per share (rounded to the nearest $0.05).

Jefferies also performed a discounted cash flow analysis of the pro forma Combined Company and the implied value of the cash and stock consideration to be received by holders of Calavo Common Stock in the First Merger, taking into account the implied equity value of the pro forma Combined Company, by calculating the estimated present value of the unlevered free cash flows that the Combined Company was forecasted to generate during the fiscal years ending October 31, 2026 through October 31, 2030, based on the Calavo Forecasts furnished to Jefferies, the Mission Produce Forecasts furnished to Jefferies and the Calavo Assumed Synergies (collectively, the “Merger Consideration DCF”). The terminal values of the Combined Company were calculated by applying a selected range of perpetuity growth rates of 2.0% to 3.0% to the Combined Company’s estimated terminal year unlevered free cash flows, based on the Calavo Forecasts furnished to Jefferies and the Mission Produce Forecasts furnished to Jefferies and per management guidance. The present values of the Unlevered Free Cash Flow and terminal values of the Combined Company were then calculated using a selected discount rate range of 8.0% to 9.0%, based on an estimate of the Combined Company’s weighted average cost of capital, to determine a range of implied enterprise values for the Combined Company. Jefferies then subtracted the estimated net debt of the Combined Company of $338.7 million (inclusive of estimated transaction expenses) to calculate a range of implied equity values for the Combined Company, and multiplied the implied equity values for the Combined Company by the estimated pro forma ownership percentage in the Combined Company attributable to holders of Calavo Common Stock, based on the Exchange Ratio of 0.9790x provided in the Merger Agreement, to derive a range of implied values for the stock consideration to be received by holders of Calavo Common Stock in the First Merger. Jefferies then added the value of the cash consideration to be received by holders of Calavo Common Stock in the First Merger to derive a range of implied values for the total consideration to be received by holders of Calavo Common Stock in the First Merger, and divided the result by the estimated ~~number~~ range of fully diluted shares of Calavo Common Stock outstanding of approximately 18.1 million to 18.2 million as of January 13, 2026, as provided by Calavo management, to calculate a range implied per share values for the cash and stock consideration to be received by holders of Calavo Common Stock in the First Merger. This analysis indicated a reference range of implied Merger Consideration DCF per share equity values of $35.00 to $43.35 per share (rounded to the nearest $0.05), in each case as compared to the standalone discounted cash flow analysis reference range per share equity values of $33.65 to $41.80.

5.

The first full paragraph on page 128 of the Joint Proxy Statement/Prospectus under the section with the heading “The Mergers— Interests of Calavo Directors and Executive Officers in the Mergers” is hereby amended and supplemented as follows:

In considering the recommendation of the Calavo Board to vote for the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Calavo Adjournment Proposal, holders of Calavo Common Stock should be aware that the directors and executive officers of Calavo have interests in the Transaction that are different from, or in addition to, the interests of holders of Calavo Common Stock generally. The Calavo Board was aware of these interests and considered them, among other matters, in making its recommendation that Calavo shareholders vote to approve the Merger Agreement Proposal, the Merger-Related Compensation Proposal and the Calavo Adjournment Proposal. Except as described under “—Background of the Transaction” and in this section, there were no other discussions or negotiations concerning (i) employment or compensation for Calavo’s officers or directors or (ii) retention of Calavo’s management in the Combined Company or purchase of, or participation in the equity of, the Combined Company following the completion of the Transaction.

Important Information About the Proposed Transaction and Where to Find It

In connection with the Mergers, Mission Produce has filed with the SEC the Registration Statement, which includes the Joint Proxy Statement/Prospectus. The Registration Statement was declared effective on March 20, 2026, and Mission Produce filed a final prospectus on March 20, 2026, and Calavo filed a definitive proxy statement on March 20, 2026. Mission Produce commenced mailing the Joint Proxy Statement/Prospectus to its stockholders and Calavo commenced mailing the Joint Proxy Statement/Prospectus to its shareholders on or about March 25, 2026. Each of Calavo and Mission Produce may also file with or furnish to the SEC other relevant documents regarding the Mergers. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that Calavo may mail to its shareholders or Mission Produce may mail to its stockholders in connection with the Mergers.

INVESTORS AND SECURITY HOLDERS OF CALAVO AND MISSION PRODUCE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGERS OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING CALAVO, MISSION PRODUCE, THE MERGERS AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents containing important information about Calavo, Mission Produce and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Calavo may be obtained free of charge on Calavo’s website at www.ir.calavo.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Calavo’s Corporate Secretary at Attention: Corporate Secretary, Calavo Growers, Inc., 1141A Cummings Road, Santa Paula, CA 93060. Copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Mission Produce may be obtained free of charge on Mission Produce’s website at www.investors.missionproduce.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Mission Produce’s Corporate Secretary at Attention: Corporate Secretary, Mission Produce, 2710 Camino Del Sol, Oxnard, CA 93030.

Participants in the Solicitation

Calavo, Mission Produce and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about Calavo’s directors and executive officers is available in Calavo’s Annual Report on Form 10-K for the year ended October 31, 2025, as amended. Information about Mission Produce’s directors and executive officers is available in Mission

Produce’s annual report on Form 10-K for the year ended October 31, 2025, and proxy statement for Mission Produce’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on February 24, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and Joint Proxy Statement/Prospectus, and all other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements relating to future events and results of Calavo (including financial projections and business trends) that are “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties, and assumptions. These statements are based on our current expectations and are not promises or guarantees. If any of the risks or uncertainties materialize or the assumptions prove incorrect, the results of Calavo may differ materially from those expressed or implied by such forward-looking statements and assumptions. We refer to Calavo Growers, Inc. and its consolidated subsidiaries as “Calavo,” “we,” “our” and “us.” The use of words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” and “believes,” among others, generally identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, but not limited to, statements about trends in sales and volume growth of tomatoes, avocados and guacamole products in the United States and international markets; the success and profitability of certain branded products; the seasonality of certain retail and foodservice opportunities; the success and likelihood of resolution of the Matters and other lawsuits or demands related to the Mergers; the benefits of the proposed transaction involving Calavo and Mission Produce, including future financial and operating results, Calavo’s and Mission Produce’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts; any statements of the plans, strategies and objectives of management for future operations, including execution of restructuring and integration (including information technology systems integration) plans; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Calavo and its financial performance; statements regarding pending internal or external investigations, legal claims or tax disputes; statements regarding our cybersecurity risk management and planned enhancements to controls and documentation; statements regarding working capital and liquidity, including the timing and magnitude of tariff prepayments and the timing of value added tax (“IVA”) refund collections in Mexico; statements regarding the timing and outcomes of legal and tax proceedings in Mexico, including the recovery of IVA receivables and the resolution of assessments by the Mexican Tax Administrative Service (“SAT”); statements regarding potential changes in Mexico’s tax policies or enforcement actions and the expected effects on our operations, costs, tax positions or liquidity; any statements of expectation or belief; and any statements about future risks associated with doing business internationally (including possible restrictive U.S. and foreign governmental actions, such as restrictions on transfers of funds, restrictions as a result of trade protection measures such as import/export/customs duties, tariffs and/or quotas).

Risks and uncertainties that may cause our actual results to be materially different from any future results expressed or implied by the forward-looking statements include, but are not limited to, the following: the ability to obtain the requisite approval by Calavo shareholders or Mission Produce stockholders; the risk that Calavo or Mission Produce may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Calavo’s or Mission Produce’s common stock; the risk of litigation related to the proposed transaction such as the Matters; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; reductions in spending from Calavo or Mission Produce clients, a slowdown in payments by such clients; risks related to each company’s ability to attract new clients and retain existing clients; changes in client advertising, marketing, and corporate communications requirements; failure to manage potential conflicts of interest between or among clients of each company; the ability of our management team to work together successfully; the impact of weather on market conditions; seasonality of our business; sensitivity of our business to changes in market prices of avocados and other agricultural products and other raw materials including fuel, packaging and paper; changes or actions associated with USDA-APHIS and the Mexican Secretary of Agriculture, Secretariat of Agriculture and Rural Development (SADER) phytosanitary regulations (certification regulation for the importation of Hass avocados to the United States); potential disruptions to our supply chain; risks associated with potential future acquisitions, including integration; potential exposure to data breaches and other cyber-attacks on our systems or those of our suppliers or customers; dependence on large customers; dependence on key personnel and access to labor necessary for us to render services; susceptibility to wage inflation; potential for labor disputes; reliance on co-packers for a portion of our production needs; competitive pressures, including from foreign growers; risks of recalls and food-related injuries to our customers; changing consumer preferences; the impact of environmental regulations, including those related to climate change; risks associated with the environment and climate change, especially as they may affect our sources of supply; our ability to develop and transition new products and services and enhance existing products and services to meet customer needs, including but not limited to new guacamole products; risks associated with doing business internationally (including possible non-compliance with U.S. and foreign laws applicable to international trade and dealings and possible restrictive U.S. and foreign governmental actions, such as restrictions on transfers of funds and trade protection measures such as import/export/customs duties, tariffs and/or quotas and currency fluctuations); risks associated with receivables from, loans to and/or equity investments in unconsolidated entities; volatility in the value of our common stock; the impact of macroeconomic trends and events; the effects of increased interest rates on our cost of borrowing and consumer purchasing behavior; the resolution of pending internal and external investigations, legal claims and tax disputes, including an assessment imposed by the SAT and our defenses against collection activities commenced by SAT; our ability to realize the expected expense savings from the sale of the Fresh Cut business; and risks related to enhanced regulatory scrutiny or inspection protocols, including detention holds by the U.S. Food and Drug Administration, which can result in shipment delays, third-party testing requirements, incremental logistics and handling costs, and inventory write-downs, and which could in the future result in additional delays, costs, loss of product value, or disruption to customer orders.

For further discussion of these risks and uncertainties and other risks and uncertainties that we face, please see the risk factors described in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent updates that may be contained in our Quarterly Reports on Form 10-Q and other filings with the SEC. Forward-looking statements contained in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and we undertake no obligation to update or revise the forward-looking statements, whether because of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
April 17, 2026

	By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	President and Chief Executive Officer
(Principal Executive Officer)